Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES EXPANSION OF BOARD OF DIRECTORS

Houma, Louisiana

April 27, 2018

 FOR IMMEDIATE RELEASE -- SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company”) announced today that it has expanded its Board of Directors (the “Board”) to seven (7) members and that Julie Persily and Robert D. Abendschein were each appointed as independent members of the Board.

Since 2013, Ms. Persily has served on the board of directors of CM Finance Inc., a NASDAQ listed company that invests in middle market companies, as a member of its audit, valuation and nominating committees and as chair of its compensation committee, and since 2017 has served on the board of directors of Runway Growth Credit, a business development company that provides secured loans to early stage growth and venture-backed companies in the U.S., as a member of its audit and governance committees. Ms. Persily has a deep breadth of experience in the finance and capital market industries, having held various roles at Citigroup for nearly 10 years, including serving as the co-head of Citigroup’s leveraged finance group for over two years and head of acquisition finance prior thereto. Ms. Persily also formerly served as co-Head of Leveraged Finance and Capital Markets at Nomura Securities. Ms. Persily holds a BA in Economics and Psychology from Columbia College and an MBA in Finance and Accounting from Columbia Business School.

Mr. Abendschein is currently the Chief Operating Officer of Venari Resources, where he is responsible for all deep water exploration, appraisal and development projects. From 2000 through August 2017, Mr. Abendschein held various corporate and executive roles at Anadarko Petroleum (“Anadarko”), including as Vice President of Anadarko’s Deep Water division from 2015 to 2017 and as Vice President of Anadarko’s Exploration and Production Services division from 2013 to 2015. Mr. Abendschein currently serves on the board of directors of Cynthia Woods Mitchell Pavilion as chairman of its trustee committee, and as a member of the board of directors of the National Ocean Industries Association and the Offshore Energy Center, which positions he has held since 2014. Since 2008, Mr. Abendschein has served on the board of directors of United Way of Montgomery County, and since 2014 has served as its chairman. Mr. Abendschein holds a BBS in Petroleum Engineering from Texas A&M University.

John Gellert, the Company’s Chief Executive Officer and a member of its Board commented, “Julie’s extensive experience in banking, lending and the capital markets will be invaluable to the Board as the Company faces ever changing global markets. Robert’s vast knowledge of the oil and gas business and his project and process management skills make him a fantastic fit for the Board. My co-directors and I wish Julie and Robert a warm welcome and we look forward to working with them both.”

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Forward Looking Statements

Certain statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including decreased demand and loss of revenues as a result of a decline in the price of oil and resulting decrease in capital spending by oil and gas companies, an oversupply of newly built offshore support vessels, additional safety and certification requirements for drilling activities in the U.S. Gulf of Mexico and delayed approval of applications for such activities, the possibility of U.S. government implemented moratoriums directing operators to cease certain drilling activities in the U.S. Gulf of Mexico and any extension of such moratoriums, weakening demand for SEACOR Marine’s services as a result of unplanned customer suspensions, cancellations, rate reductions or non-renewals of vessel charters or failures to finalize commitments to charter vessels in response to a decline in the price of oil, increased government legislation and regulation of SEACOR Marine’s businesses could increase cost of operations, increased competition if the Jones Act and related regulations are repealed, liability, legal fees and costs in connection with the provision of emergency response services, such as the response to the oil spill as a result of the sinking of the Deepwater Horizon in April 2010, decreased demand for SEACOR Marine’s services as a result of declines in the global economy, declines in valuations in the global financial markets and a lack of liquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations, the cyclical nature of the oil and gas industry, activity in foreign countries and changes in foreign political, military and economic conditions, changes to the status of applicable trade treaties including as a result of the U.K.’s impending exit from the European Union, changes in foreign and domestic oil and gas exploration and production activity, safety record requirements, compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations and economic sanctions, the dependence on several key customers, consolidation of SEACOR Marine’s customer base, the ongoing need to replace aging vessels, industry fleet capacity, restrictions imposed by the Jones Act and related regulations on the amount of foreign ownership of SEACOR Marine’s Common Stock, operational risks, effects of adverse weather conditions and seasonality, adequacy of insurance coverage, the ability of the Company to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act, the attraction and retention of qualified personnel by SEACOR Marine, and various other matters and factors, many of which are beyond SEACOR Marines control as well as those discussed in Item 1A (Risk Factors) of the Company’s Annual Report on Form 10-K and other reports filed by SEACOR Marine with the SEC. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties and investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. SEACOR Marine disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in SEACOR Marine’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures SEACOR Marine makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K (if any). These statements constitute SEACOR Marine’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

About SEACOR Marine

SEACOR Marine provides global marine and support transportation services to offshore oil and gas exploration, development and production facilities worldwide. SEACOR Marine currently operates a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provides construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair. Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

SEACOR Marine Holdings Inc.
Erica Bartsch, 212-446-1875
ebartsch@seacormarine.com